Exhibit 10.59

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the "Agreement") is made and entered into as of July 3, 2003, by and among Palladin Partners I, L.P., Palladin Multi-Strategy Partners, L.P., DeAM Convertible Arbitrage Fund, Ltd., Palladin Overseas Fund, Ltd., Palladin Opportunity Fund, LLC, and Palladin Overseas Multi-Strategy Fund, Ltd. (together, the "Secured Party") and Datatec Systems, Inc. ("DSI" or the "Debtor").

WITNESSETH:

WHEREAS, pursuant to the provisions of a Note Purchase Agreement dated as of July 3, 2003, between the Debtor and the Secured Party (the "Purchase Agreement") and those certain Subordinated Secured Convertible Notes dated as of July 3, 2003, issued by DSI to the Secured Party pursuant to the Purchase Agreement (the "Notes"), the Secured Party has agreed to lend to DSI, and DSI has agreed to borrow from the Secured Party $4,900,000 under certain terms and conditions set forth in the Purchase Agreement and the Notes;

WHEREAS, pursuant to the provisions of the Purchase Agreement and the Notes, and as a condition to Secured Party's obligation to lend thereunder, the Debtor has also agreed to provide certain collateral to secure the Debtor's Obligations (as defined below) to the Secured Party pursuant to the Purchase Agreement and the Notes.

NOW, THEREFORE, in consideration of the foregoing and of the covenants set forth herein, the Secured Party and the Debtor hereby agree as follows:

  COLLATERAL

  Section 1.1 Grant and Description. As security for the Debtor's obligations under the Purchase Agreement and the Notes, the Debtor hereby grants to the Secured Party a continuing first priority security interest in all of the Debtor's right, title and interest in, to and under all of the property of Debtor listed and described in Exhibit A attached hereto (the "Collateral"). Notwithstanding the foregoing, such grant of a security interest shall not extend to, and the term "Collateral" shall not include: (a) any rights in any general intangibles representing rights under agreements between the Debtor and any other party (other than agreements between a Debtor and a subsidiary or parent entity of such Debtor), which are now or hereafter held by the Debtor as lessee, licensee or otherwise, only to the extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the other party thereto and (ii) such consent has not been obtained, and (b) any capital stock or other ownership interests held by Debtor of any foreign subsidiary to the extent that the pledge of such capital stock or other ownership interests would trigger the "deemed dividend" rules of Section 900 et. seq. of the Internal Revenue Code of 1986, as amended. In furtherance of the foregoing, the Debtor shall promptly take all actions necessary or otherwise reasonably requested by the Secured Party to perfect the Secured Party's security interest in the capital stock and other ownership interests of all of the Debtor's subsidiaries (including, without limitation, pledging all such capital stock and ownership interests to the Secured Party pursuant to a pledge agreement that is in form and substance satisfactory to the Secured Party, and delivering the certificates representing such capital stock and ownership interests to the Secured Party); provided, however, the Debtor shall not be obligated to pledge the capital stock or other ownership interests held by Debtor of any foreign subsidiary to the extent that the pledge of such capital stock or other ownership interests would trigger the "deemed dividend" rules of Section 900 et. seq. of the Internal Revenue Code of 1986, as amended.

  Section 1.2 Financing Statements; Further Assurances. The Debtor hereby authorizes the Secured Party to file, transmit, or communicate, as applicable, UCC financing statements and amendments in order to perfect the Secured Party's first priority security interest in the Collateral without the Debtor's signature to the extent permitted by applicable law, including, but not limited to, describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect. Notwithstanding the foregoing, at any time upon the request of the Secured Party, the Debtor shall promptly execute (or cause to be executed) and deliver to the Secured Party, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements or certificates of title, and all other instruments or documents (the "Additional Documents") upon which the Debtor's signature may be required and that the Secured Party may request in its discretion, in form and substance satisfactory to the Secured Party, and/or perform any acts, to perfect and continue perfected or better perfect the Secured Party's security interest in the Collateral (whether now owned or hereafter arising or acquired), and in order to fully consummate all of the transactions contemplated hereby, under the Purchase Agreement and/or any other agreement or document related thereto (including, without limitation, any amendment to this Agreement or the Purchase Agreement that becomes necessary, in the sole discretion of the Secured Party, as a result of any amendment to the UCC). To the maximum extent permitted by applicable law, the Debtor hereby authorizes the Secured Party to execute any such Additional Documents in the Debtor's name and authorizes the Secured Party to file such executed Additional Documents in any appropriate filing office. The Debtor also hereby ratifies its authorization for the Secured Party to have filed in any jurisdiction any financing statements or amendments thereto filed prior to the date hereof. The Debtor shall not terminate, amend or file any correction statement with respect to any UCC financing statement filed pursuant to this Agreement without the Secured Party's prior written consent. The Debtor appoints the Secured Party as the Debtor's attorney-in-fact, with a power of attorney to execute on behalf of the Debtor such Additional Documents and other similar instruments as the Secured Party may from time to time deem necessary or desirable to protect or perfect the security interest in the Collateral. Such power of attorney is coupled with an interest and shall be irrevocable.

  OBLIGATIONS SECURED

  Section 2.1 Obligations Secured. The Collateral and the power of collection pertaining thereto shall secure the prompt and complete performance and repayment of any and all loans, advances or other obligations made by Secured Party to Debtor pursuant to this Agreement, the Purchase Agreement or the Notes (or pursuant to any amendments hereto or thereto) prior to, on or after the date hereof, and specifically the unpaid principal amount outstanding at any time under the Notes, plus all accrued and unpaid interest thereunder, together with all fees, expenses, commissions, charges, penalties, and other amounts owing or chargeable by Debtor under the Purchase Agreement or the Notes whether any of the foregoing are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, no matter how or when arising and whether under any present or future agreement or instrument or otherwise, whether or not evidenced by a writing (collectively the "Obligations").

  DUTIES OF THE DEBTOR REGARDING COLLATERAL

  Section 3.1 Duties of the Debtor Regarding Collateral. At all times hereafter the Debtor agrees that it shall:

  (a) Preserve the Collateral in good condition and order and not permit it to be abused or misused;

  (b) Not allow any of the Collateral to be affixed to real estate, except for any property deemed to be fixtures, provided such property is included in the Secured Party's security interest given hereunder;

  (c) Maintain good and complete title to the Collateral subject to Permitted Liens (as defined in Section 3.2 below);

  (d) Keep the Collateral free and clear at all times of all other security interests, liens, or encumbrances of any kind, including, without limitation, any lien arising as a result of the Debtors' failure to pay any and all taxes or governmental assessments or charges of any kind whatsoever, except Permitted Liens;

  (e) Take or cause to be taken such acts and actions as shall be necessary or appropriate to assure that the Secured Party's security interest in the Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person (except with respect to the Permitted Liens described in Sections 3.2(a) - (d) and Sections 3.2(f) - (h));

  (f) Except as otherwise expressly provided herein, refrain from selling, assigning or otherwise disposing of any of the Collateral or moving or removing any of the Collateral except in the ordinary course of Debtor's business, without the prior written consent of the Secured Party, or until all of the Debtor's Obligations have been paid in full;

  (g) Promptly provide to the Secured Party such financial statements, reports, lists and schedules related to the Collateral and any other information relating to the Collateral as the Secured Party from time to time may reasonably request;

  (h) Permit the Secured Party to inspect all books and records of the Debtor relating to the Collateral at such times, upon such notice and as often as the Secured Party may reasonably request;

  (i) Promptly notify the Secured Party of any material change in any fact or circumstance warranted or represented by the Debtor herein or furnished in connection herewith to the Secured Party or if any Event of Default occurs;

  (j) Promptly notify the Secured Party upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Investment Property, Chattel Paper (electronic, tangible or otherwise), Documents, Instruments or Supporting Obligations and, upon the request of the Secured Party in accordance with Section 1.2 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper or other documents and do such other acts or things deemed necessary or desirable by the Secured Party to protect the Secured Party's security interest therein; and

  (k) Take all steps reasonably necessary to grant the Secured Party control of all electronic Chattel Paper in accordance with the UCC and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

  Section 3.2 "Permitted Liens" means the following:

  (a) purchase money security interests in specific items of equipment;

  (b) leases of specific items of equipment, technology and intellectual property, including capital leases;

  (c) liens for taxes not yet payable;

  (d) security interests being terminated substantially concurrently with this Agreement and liens created hereunder;

  (e) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent;

  (f) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (a) or (b) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

  (g) liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; or

  (h) liens consented to in writing and in advance by the Secured Party in its sole and absolute discretion.

  Secured Party will have the right to require, as a condition to any consent under clause (i) above, that (A) the holder of the additional security interest or lien sign an intercreditor agreement on Secured Party's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Secured Party, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and (B) the Debtor agrees that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

  Section 3.3 Lockbox and Special Accounts. Debtor hereby acknowledges and agrees that its subsidiary Datetec Industries, Inc. ("DI") has established a lockbox (the "Lockbox") and a special account (the "Special Account") with its bank (the bank(s) used by Debtor or any of its subsidiaries are hereinafter collectively referred to as the "Bank" or "Banks", as the context requires) to secure the obligations of DI relating to or arising from the IBM Debt (as defined in the Purchase Agreement). Debtor shall not, and shall cause DI not to, terminate the Lockbox or Special Account without the prior written consent of Secured Party. Debtor hereby further acknowledges and agrees that, other than the Lockbox and Special Account with IBM Lender, none of Debtor nor any of its subsidiaries has any other similar accounts with the Bank or any other financial institution or other party, Upon satisfaction of the IBM Debt and until all of the Obligations have been satisfied, Debtor shall:

  (a) deliver, or cause to be delivered, upon Secured Party's request, a certificate, certified by the Chief Financial Officer of the Debtor or DI as being true and correct, listing the Lockbox and Special Account then being maintained by DI, and specifying in detail all account information and the contact information of the Bank where each the Lockbox and Special Account is being maintained;

  (b) take all actions necessary to ensure that the agreement governing the terms and conditions of the Lockbox and Special Account is in form and substance satisfactory to Secured Party;

  (c) take all actions necessary to ensure that there is a blocked account agreement with the Bank for the benefit of Secured Party in form and substance satisfactory to Secured Party pursuant to which, among other things, the Bank shall agree that, upon notice from Secured Party, disbursements from the Special Account shall be made only as Secured Party shall direct;

  (d) (i) instruct all Account (as defined in Exhibit A hereto) debtors to remit payments directly to the Lockbox (such instruction to be printed in conspicuous type on all invoices), (ii) instruct the Bank to deposit all remittances to the Lockbox into the Special Account, and (iii) not deposit or permit any deposits of funds other than remittances paid in respect of the Accounts into the Special Account or permit any commingling of funds with such remittances in the Lockbox or Special Account;

  (e) without limiting the Debtor's foregoing obligations, if, at any time, Debtor receives a remittance directly from an Account debtor, make entries on its books and records in a manner that shall reasonably identify such remittances and shall keep a separate account on its record books of all remittances so received and deposit the same into the Special Account; and

  (f) pay for all costs and expenses of Debtor's bank in respect to collection of checks and other items of payment, all fees relating to the use and maintenance of the Lockbox and Special Account.

  Notwithstanding the foregoing, if, upon satisfaction of the IBM Debt, the Debtor (or any of its subsidiaries) may, with the prior written consent of Secured Party (such consent not to be unreasonably withheld), obtain new asset-based financing, and in connection with such permitted financing, the Debtor or such subsidiaries, as the case may be, shall be permitted to establish and grant control over lockboxes and special accounts to the lender providing such permitted financing to the extent (and only to the extent) necessary to obtain and maintain such permitted financing.

  Section 3.4 Control of Deposit Accounts. Upon the satisfaction of the IBM Debt and until all of the Obligations have been satisfied, promptly upon Secured Party's request, Debtor shall, and shall cause its subsidiaries to, enter into one or more control agreements substantially in the form of Exhibit B hereto (each, a "Control Agreement") with the Banks at which Debtor and/or its subsidiaries maintain Deposit Accounts (as defined in Exhibit A hereto) to secure Debtor's Obligations. In furtherance of the foregoing, Debtor shall, promptly upon Secured Party's request, take all actions necessary to ensure that the Control Agreement governing the terms and conditions of each Deposit Account is in form and substance satisfactory to Secured Party pursuant to which, among other things, such Bank shall agree that, upon notice from Secured Party, disbursements from such Deposit Account shall be made only as Secured Party shall direct. Notwithstanding the foregoing, if, upon satisfaction of the IBM Debt, the Debtor (or any of its subsidiaries) obtains new asset-based financing as may be permitted in accordance with Section 3.4, the Debtor or such subsidiaries, as the case may be, shall be permitted to grant control over the Deposit Accounts to the lender providing such asset-based financing to the extent (and only to the extent) necessary to obtain and maintain such new asset-based financing.

  Section 3.5 No New Accounts. Debtor hereby acknowledges and agrees that, except as expressly provided in Sections 3.3 and 3.4, Debtor shall not, and shall cause its subsidiaries not to, establish or grant control over any new or existing lockboxes, special accounts, Deposit Accounts, or any other account to any lender or other party other than Secured Party.

  EVENTS OF DEFAULT

  Section 4.1 Defined. The occurrence of any of the following events shall constitute an event of default under this Agreement (an "Event of Default"):

  (i) The failure of the Debtor to perform or comply with any act, duty or obligation required to be performed under this Agreement if such failure is not remedied within ten (10) days following receipt by Debtor of notice of such failure from Secured Party;

  (ii) If any of the representations or warranties of the Debtor set forth in this Agreement shall prove to have been incorrect when made, or if they become incorrect, if not cured within ten (10) days of notice from Secured Party of such event;

  (iii) If any material portion of the Collateral shall be damaged, destroyed or otherwise lost and such damage, destruction or loss is not covered by insurance; or

  (iv) If an Event of Default as defined in the Notes shall have occurred.

  Section 4.2 Rights and Remedies Upon Default. If an Event of Default shall have occurred hereunder, the Secured Party may, at its sole option, without notice or demand, declare the Obligations to be immediately due and payable. As to any Collateral, the Secured Party shall have the rights and remedies of any secured creditor under the Uniform Commercial Code as in effect, at the time of the default, in New York ("UCC"), such rights to be exercised in such order or manner as Secured Party may determine in its sole discretion against any one or more of the entities constituting Debtor. If for any reason the Secured Party should be required by law or otherwise to give notice to the Debtor of the sale of any Collateral, the Debtor agrees that any written notice sent by overnight delivery service not less than five (5) calendar days before the sale or mailed postage prepaid to the Debtor's address listed below not less than ten (10) calendar days before the sale shall be deemed reasonable and adequate.

  ADDITIONAL REMEDIES

  Section 5.1 Power of Collection. Upon the happening of an Event of Default the Debtor shall:

  (a) Endorse any and all documents evidencing any Collateral to the Secured Party and notify any payor that said documents have been so endorsed and that all sums due and owing pursuant to them should be paid directly to the Secured Party;

  (b) Turn over to the Secured Party all documents evidencing any right to collection of any sums due the Debtor arising from or in connection with any of the Collateral;

  (c) Mark or stamp each of its accounting records pertaining to any of its accounts, relating howsoever to this Agreement or the Notes, with the legend "assigned to Palladin Opportunity Fund, LLC," as agent for the Secured Party, and keep all of its books, records, documents and instruments relating to the Collateral in such manner as the Secured Party may require;

  (d) Mark or stamp all invoices with a similar legend as described in Section 5.1(c) above satisfactory to the Secured Party so as to indicate that the same must be paid directly to the Secured Party;

  (e) Take any action reasonably required by the Secured Party with reference to the Federal Assignment of Claims Act; and

  (f) Assign to Secured Party any or all of Debtor's copyrights and patents as demanded by Secured Party.

  The Secured Party shall also have the right, at any time, upon the happening of any Event of Default hereunder or as defined in the Notes, directly to notify any obligors of the Debtor to make payments of any and all amounts directly to the Secured Party, and the Secured Party shall have the further right to notify the U.S. postal authorities to change the address for delivery of mail of the Debtor to an address designated by the Secured Party and to receive, open and dispose of all mail addressed to the Debtor.

  REPRESENTATIONS AND WARRANTIES

  Section 6.1 Warranties. The Debtor represents and warrants:

  (a) That it is the owner of and, subject to the Permitted Liens, has good and marketable title to the Collateral secured hereby;

  (b) That it has not granted, nor will it grant a security interest in the Collateral to any other individual or entity other than the holders of the Permitted Liens, and that such Collateral is otherwise free and clear of any mortgage, pledge, lease, trust, bailment, lien, security interest, encumbrance, charge or other arrangement;

  (c) That it has the authority and capacity to perform its obligations hereunder, and this Agreement, when executed and delivered, will be the valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, subject only to the following qualifications:

  (i) certain equitable remedies are discretionary and, in particular, may not be available where damages are considered an adequate remedy at law, and

  (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Debtor);

  (d) That its true and correct company name, any trade name(s) under which it conducts its business, its jurisdiction of organization or incorporation and each of its chief executive office, its place(s) of business and the locations of the Collateral or records relating to the Collateral are set forth in Exhibit C attached hereto; and

  (e) That upon the filing of UCC financing statements with the Secretary of State of the State of Delaware (and such other jurisdictions where Debtor may, in the future, become organized or incorporated from time to time), the security interest in the Collateral granted hereunder shall constitute at all times a valid first priority security interest (other than with respect to Permitted Liens and except where the Secured Party has failed to file necessary continuation statements), perfected with respect to all Collateral for which the filing of the UCC financing statements is a valid method of perfection, vested in the Secured Party, in and upon the Collateral, free of any liens except for Permitted Liens.

  NEGATIVE COVENANTS

  Section 7.1 Other Encumbrances. Debtor shall defend its title to, and Secured Party's interest in, the Collateral against all claims, take any action necessary to remove any encumbrances other than those permitted hereunder and defend the right, title and interest of Secured Party in and to any of Debtor's rights in the Collateral.

  Section 7.2 Change Name or Location. Except upon 30 days' prior written notice to Secured Party, Debtor shall not change its company name or conduct its business under any name other than that set forth herein or change its jurisdiction of organization or incorporation, chief executive office, place of business or location of the Collateral or records relating to the Collateral from the current location.

  Section 7.3 Junior Debt. So long as any portion of the Notes remain outstanding (whether or not any Event of Default under the Notes exists), Debtor shall not make any payments of principal, interest, penalties or any other amounts to any creditor of Debtor (or any other party) other than payments to (i) the Secured Party and (ii) IBM Lender with respect to the IBM Debt, provided that payments to IBM Lender shall be limited solely to Debtor's obligations as guarantor of the IBM Debt.

  WAIVERS

  Section 8.1 Waivers. The Debtor acknowledges that the Obligations arose out of a commercial transaction and hereby knowingly and intelligently waives any right to require the Secured Party to (a) proceed against any person, (b) proceed against any other collateral under any other agreement, (c) pursue any other remedy available to the Secured Party, and (d) make presentment, demand, dishonor, notice of dishonor, acceleration and/or notice of non-payment.

  Section 8.2 Waiver of Defense. The Debtor waives any defense which it may have to the exercise by Secured Party of its rights under this Agreement, other than payment in full of the Obligations.

  MISCELLANEOUS

Section 9.1 Attorney-in-Fact. The Debtor appoints the Secured Party its true attorney-in-fact to perform any of the following powers, which are irrevocable until termination of this Agreement and may be exercised, from time to time, by the Secured Party's officers and employees or any of them if an Event of Default occurs hereunder: (i) to perform any obligation of the Debtor hereunder in the Debtor's name or otherwise; (ii) to collect by legal proceedings or otherwise all dividends, interest, principal or other sums now or hereafter payable upon or on account of the Collateral, to accept other property in exchange for the Collateral, and any money or property received in exchange for the Collateral may be applied to the Obligations to the Secured Party or held by the Secured Party under this Agreement; (iii) to make any compromise or settlement the Secured Party deems desirable or proper in respect of the Collateral; and (iv) to insure, process and preserve the Collateral. The foregoing power of attorney shall take effect only upon an Event of Default or upon failure by Debtor to perform any of its obligations hereunder.

Section 9.2 Cross Default. Debtor agrees and acknowledges that default under the terms of this Agreement shall constitute default under the Purchase Agreement and the Notes, and default under the Purchase Agreement or the Notes shall constitute default under this Agreement. The security interests, liens and other rights and interests in and relative to any of the real or personal property of the Debtor now or hereafter granted to the Secured Party by Debtor by or in any instrument or agreement, including, but not limited to, this Agreement, the Purchase Agreement, or the Notes shall serve as security for any and all liabilities of Debtor to Secured Party, including, but not limited to, the liabilities described in this Agreement, the Purchase Agreement and the Notes, and, for the repayment thereof, Secured Party may resort to any security held by it in such order and manner as it may elect.

Section 9.3 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Secured Party:
Palladin Opportunity Fund, LLC
c/o The Palladin Group, L.P.
195 Maplewood Avenue
Maplewood, New Jersey 07040
Tel: (973) 313-6400
Fax: (973) 313-6494
Attn: Maurice Hryshko

with a copy to:

Duval & Stachenfeld LLP
300 East 42nd Street
New York, NY 10017
Fax: 212-883-8883
Attn: Robert Mazzeo

If to the Debtor:
Datatec Systems, Inc.
23 Madison Road
Fairfield, New Jersey 07004
Attention: Mark Hirschhorn
Facsimile: (973) 890-2888

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP
505 Park Avenue
New York, New York 10022
Attention: Robert H. Friedman
Facsimile: (212) 755-1467

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, overnight or courier delivery or transmission by facsimile in accordance with clause (i), (ii) or (iii) above, respectively.

Section 9.4 Fees and Expenses. On demand by Secured Party, without limiting any of the terms of the Purchase Agreement or the Note, Debtor shall pay all reasonable fees, costs, and expenses (including, without limitation, reasonable attorneys' fees and legal expenses) incurred by Secured Party in connection with (a) filing or recording any documents (including all taxes in connection therewith) in public offices; and (b) paying or discharging any taxes, counsel fees, maintenance fees, encumbrances, or other amounts in connection with protecting, maintaining, or preserving the Collateral or defending or prosecuting any actions or proceedings arising out of or related to the Collateral; provided, however, that any expenses incurred by Secured Party in enforcing its rights under this Agreement shall not be subject to any cap on expenses provided in the Purchase Agreement to the extent Secured Party prevails in any action or proceeding to enforce such rights.

Section 9.5 No Waiver. No course of dealing between Debtor and Secured Party, nor any failure to exercise nor any delay in exercising, on the part of Secured Party, any right, power, or privilege under this Agreement, the Note, or under the Purchase Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement, the Note or the Purchase Agreement or any other agreement by Secured Party shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Secured Party.

Section 9.6 Rights Are Cumulative. All of Secured Party's rights and remedies with respect to the Collateral whether established by this Agreement, the Purchase Agreement, the Notes or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

Section 9.7 Indemnity. Debtor shall protect, defend, indemnify, and hold harmless Secured Party and Secured Party's officers, agents and assigns from all liabilities, losses, and costs (including, without limitation, reasonable attorneys' fees) incurred or imposed on Secured Party relating to the matters in this Agreement, including, without limitation, in connection with Secured Party's defense of any action brought by a third party against Secured Party relating to this Agreement or any of the Collateral, but otherwise not arising from Secured Party's gross negligence or willful misconduct.

Section 9.8 Severability. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

Section 9.9 Amendments; Entire Agreement. This Agreement is subject to modification only by a writing signed by the parties. To the extent that any provision of this Agreement conflicts with any provision of the Purchase Agreement or the Notes, the provision giving Secured Party greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Secured Party under the Purchase Agreement and the Notes. This Agreement, the Purchase Agreement, the Notes and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

Section 9.10 Release. No transfer or renewal, extension, assignment or termination of this Agreement or of any instrument or document executed and delivered by the Debtor or any other obligor to the Secured Party, nor additional advances made by the Secured Party to the Debtor, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Debtor by the Secured Party nor any other act of the Secured Party shall release the Debtor from any Obligation, except a release or discharge executed in writing by the Secured Party with respect to such Obligation or upon full payment and satisfaction of all Obligations and termination of the Notes. At such time as Debtor shall completely satisfy all of the Obligations and the Notes are no longer outstanding, Secured Party shall execute and deliver to Debtor all assignments and other instruments as may be reasonably necessary or proper to terminate Secured Party's security interest in the Collateral, subject to any disposition of the Collateral which may have been made by Secured Party pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if Debtor enters into any bankruptcy or similar proceeding at a time when any amount paid to Secured Party could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

Section 9.11 Successors. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that Debtor may not transfer any of the Collateral or any rights hereunder, without the prior written consent of Secured Party, except as specifically permitted hereby.

Section 9.12 Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK. ALL DISPUTES BETWEEN THE DEBTOR AND SECURED PARTY, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN NEW YORK CITY AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT SECURED PARTY SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE DEBTOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY SECURED PARTY IN GOOD FAITH TO ENABLE SECURED PARTY TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SECURED PARTY. THE DEBTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY SECURED PARTY. THE DEBTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SECURED PARTY HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

Section 9.13 Waiver of Right to Jury Trial. SECURED PARTY AND DEBTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SECURED PARTY AND DEBTOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SECURED PARTY OR DEBTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SECURED PARTY OR DEBTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Section 9.14 Capitalized Terms. All terms capitalized herein and not otherwise defined shall have the meaning set forth in the Purchase Agreement, and in the UCC.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the Debtor and the Secured Party have duly executed this Security Agreement as of the day and year first written above.

SECURED PARTY:

PALLADIN PARTNERS I, L.P.

By: ____/s/ Maurice Hryshko
Name: Maurice Hryshko
Title: Counsel

PALLADIN MULTI-STRATEGY PARTNERS, L.P.

By: ____/s/ Maurice Hryshko
Name: Maurice Hryshko
Title: Counsel

DEAM CONVERTIBLE ARBITRAGE FUND, LTD.

By: ____/s/ Maurice Hryshko
Name: Maurice Hryshko
Title: Counsel

PALLADIN OVERSEAS FUND, LTD.

By: ____/s/ Maurice Hryshko
Name: Maurice Hryshko
Title: Counsel

PALLADIN OPPORTUNITY FUND, LLC

By: ____/s/ Maurice Hryshko
Name: Maurice Hryshko
Title: Counsel

PALLADIN OVERSEAS MULTI-STRATEGY FUND, LTD.

By: ____/s/ Maurice Hryshko
Name: Maurice Hryshko
Title: Counsel

DEBTOR:

DATATEC SYSTEMS, INC.

By: /s/ Mark J. Hirschhorn_______________
Name: Mark J. Hirschhorn
Title Secretary & CFO

Exhibit A

Collateral

All Accounts, Chattel Paper, Contracts, Deposit Accounts, Documents, Goods, Fixtures, Securities, Documents of Title, Instruments, Investment Property, Inventory, General Intangibles, Equipment, Records and Supporting Obligations now owned or acquired at any time hereafter by Debtor, wherever located or situated; all books, records, files, ledger sheets and other documents covering or relating to the foregoing; and all of the products and proceeds (as defined in the UCC, including condemnation proceeds) of the foregoing.

The capitalized terms used herein shall have the meanings set forth below. All other terms used herein are used as defined in the UCC, as amended from time to time. The parties to the Security Agreement understand and agree that (i) the terms defined below are intended to be and are consistent with the UCC, as amended and to be effective as of the date of the Security Agreement and (ii) in the event the UCC is amended in the future to change the meaning of any of the following terms, such terms shall automatically be modified herein to reflect and to be consistent with such amendment of the UCC.

"Accounts" except as used in "account for," means a right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a state, or person licensed or authorized to operate the game by a state or governmental unit of a state. The term includes health care insurance receivables. The term does not include (i) rights to payment evidenced by Chattel Paper or an Instrument, (ii) commercial tort claims, (iii) Deposit Accounts, (iv) investment property, (v) letter-of-credit rights or letters of credit, or (vi) rights to payment for money or funds advanced or sold, other than rights arising out of the use of a credit or charge card or information contained on or for use with the card.

"Chattel Paper" means a Record or Records that evidence both a monetary obligation and a security interest in specific Goods, a security interest in specific Goods and software used in the Goods, a security interest in specific Goods and license of software used in the Goods, a lease of specific Goods, or a lease of specific Goods and license of software used in the Goods. In this paragraph, "monetary obligation" means a monetary obligation secured by the Goods or owed under a lease of the Goods and includes a monetary obligation with respect to software used in the Goods. The term does not include charters or other contracts involving the use or hire of a vessel. If a transaction is evidenced by Records that include an Instrument or series of Instruments, the group of Records taken together constitutes Chattel Paper.

"Contracts" means all contracts and agreements to which the Debtor is a party or under which the Debtor has any right, title or interest or to which the Debtor or any of the Debtor's property is subject, as such contracts and amendments may be amended, supplemented or otherwise modified from time to time (including, without limitation, (i) all rights of the Debtor to receive moneys payable to it under any such contract or agreement or in connection therewith, (ii) all rights of the Debtor to damages arising out of, or with respect to, any breach or default in respect of any such contract or agreement, and (iii) all rights of the Debtor to exercise all remedies under any such contract or agreement), but excluding any contract or agreement that by its terms prohibits the Debtor from granting a security interest therein, or requires the Debtor to obtain the consent of any other party before a security interest can be granted therein, until the Debtor has obtained all consents required to grant a security interest to the Secured Party, in such contract or agreement; provided, however, that the foregoing exclusion shall not apply to any of the Debtors' Accounts or any money or other amounts due or to become due under any contract or agreement.

"Deposit Accounts" means a demand, time, savings, passbook, or similar account maintained with a bank (and all moneys deposited or required to be deposited in the Deposit Accounts). The term does not include investment property or accounts evidenced by an Instrument.

"Documents" means a document of title or a receipt of the type described in subdivision (2) of Section 7201 of the UCC.

"Documents of Title" means and includes a bill of lading, dock warrant, dock receipt, warehouse receipt, gin ticket, or compress receipt, and any other Document that, in the regular course of business or financing, is treated as adequately evidencing that the person entitled under the Document (Section 7403(4) of the UCC) has the right to receive, hold, and dispose of the Document and the Goods it covers. To be a Document of Title, a Document shall purport to be issued by a bailee and purport to cover goods in the bailee's possession that either are identified as or are fungible portions of an identified mass.

"Equipment" means Goods other than Inventory, farm products, or consumer goods, and also means all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other Goods, property, and assets which are used and/or were purchased for use in the operation of furtherance of the Debtor's business, and any and all accessions, additions thereto, and substitutions therefore.

"Fixtures" means Goods that have become so related to particular real property that an interest in them arises under real property law.

"General Intangibles" means any personal property, including things in action, other than Accounts, Chattel Paper, commercial tort claims, Deposit Accounts, Documents, Goods, Instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, or other minerals before extraction, and also means all books and Records, customer lists, goodwill, causes of action, judgments, literary rights, rights to performance, licenses, permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; copyrights, trademarks, patents, patent applications, proprietary processes, blueprints, drawings, designs, diagrams, plans, reports, charts, catalogs, manuals, literature, technical data, proposals, cost estimates and all other reproductions on paper, or otherwise, of any and all the design, development, manufacture, sale, marketing, lease or use of any or all Goods produced or sold or leased or credit extended, or service performed by the Debtor, whether intended for an individual customer or the general business of Debtor. This term includes payment intangibles and software.

"Goods" means all things that are movable when a security interest attaches. The term includes (i) Fixtures, (ii) standing timber that is to be cut and removed under a conveyance or contract for sale, (iii) the unborn young of animals, (iv) crops grown, growing, or to be grown, even if the crops are produced on trees, vines, or bushes, and (v) manufactured homes. The term also includes a computer program embedded in Goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the Goods in such a manner that it customarily is considered part of the Goods, or (ii) by becoming the owner of the Goods, a person acquires a right to use the program in connection with the Goods. The term does not include a computer program embedded in Goods that consist solely of the medium with which the program is embedded. The term also does not include Accounts, Chattel Paper, commercial tort claims, Deposit Accounts, Documents, General Intangibles, Instruments, investment property, letter-of-credit rights, letters of credit, money, or oil, gas, or other minerals before extraction.

"Instruments" means a negotiable instrument or any other writing that evidences a right to the payment of a monetary obligation, is not itself a security agreement or lease, and is of a type that in ordinary course of business is transferred by delivery with any necessary endorsement or assignment. The term does not include (i) investment property, (ii) letters of credit, or (iii) writings that evidence a right to payment arising out of the use of a credit or charge card or information contained on or for use with the card.

"Inventory" means Goods, other than farm products, which are (i) leased by a person as lessor, (ii) held by a person for sale or lease or to be furnished under a contract of service, (iii) furnished by a person under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in a business. This term includes supplies, finished Goods, Goods returned by customers, Goods in transit, wherever located, which are-held for sale (but excluding Goods not manufactured by the Debtor or an affiliate and which were purchased for resale directly or indirectly by the Debtor from a non-affiliate pursuant to a then existing agreement or arrangement with a non-affiliate customer), including the right of stoppage in transit, or Goods which are or might be used in connection with the manufacturing or packing of such Goods, and all such Goods, the sale or disposition of which has given rise to an Account, which are returned to and/or repossessed and/or stopped in transit by the Debtor or by the Secured Party, or at any time hereafter in the possession or under the control of the Debtor or the Secured Party or any agent or bailee of the Debtor or the Secured Party, and any Documents of Title representing any of the above.

"Investment Property" means a Security, whether certificated or uncertificated, security entitlement, securities account, commodity contract or commodity account (as such terms are defined in the UCC).

"Records" except as used in "for record," "of record," "record or legal title," and "record owner," means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

"Securities" means "securities" as that term is defined in the UCC.

"Supporting Obligation(s)" mean(s) a letter of credit right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument or Investment Property.

"UCC" means the Uniform Commercial Code as in effect in the State of New York.

Exhibit B

FORM OF

ACCOUNT CONTROL AGREEMENT

THIS ACCOUNT CONTROL AGREEMENT, dated as of __________(this "Agreement"), is made by and among Datatec Systems, Inc., (the "Debtor"), Palladin Partners I, L.P., Palladin Multi-Strategy Partners, L.P., DeAM Convertible Arbitrage Fund, Ltd., Palladin Overseas Fund, Ltd., Palladin Opportunity Fund, LLC, and Palladin Overseas Multi-Strategy Fund, Ltd. (together, the "Secured Party"), and [Bank], a ________________ (the "Depository").

R E C I T A L S

WHEREAS, pursuant to a Security Agreement, dated as of July ___, 2003 (the "Security Agreement"), the Debtor has granted a security interest in and a first-priority lien upon all of its assets and properties (the "Collateral") to the Secured Party;

WHEREAS, the Collateral includes the Deposit Accounts (as defined below) and financial assets held therein; and

WHEREAS, the Debtor is entering into this Agreement in order to perfect the security interest in such proceeds granted to the Secured Party.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and for other good and valuable consideration, the parties hereby agree as follows:

Section 1. Acknowledgment of Security Interest. The Debtor and the Secured Party hereby notify the Depository of, and the Depository hereby acknowledges, the security interest granted by the Debtor to the Secured Party in all of the Debtor's right, title and interest in and to the Collateral.

Section 2. Establishment of Deposit Account. The Depository hereby represents and warrants to, and agrees with, the Secured Party that:

(a) The Depository has established a deposit account (number _______) in the name of the Debtor (the "Deposit Account"), and agrees that it will refrain from closing or changing the name or account number of the Deposit Account without the prior written consent of the Secured Party.

(b) The Debtor has irrevocably directed the Depository, and the Depository hereby agrees, to make all notations in the Depository's records pertaining to the Deposit Account that are necessary or appropriate to reflect the security interest of the Secured Party and to designate the Deposit Account as "Datatec Systems, Inc. [or subsidiary thereof] Account for the benefit of Palladin Partners I, L.P., Palladin Multi-Strategy Partners, L.P., DeAM Convertible Arbitrage Fund, Ltd., Palladin Overseas Fund, Ltd., Palladin Opportunity Fund, LLC, and Palladin Overseas Multi-Strategy Fund, Ltd."

(c) The Depository will promptly credit to the Deposit Account all funds delivered to the Depository by the Debtor pursuant to the Security Agreement.

(d) The Deposit Account is a "deposit account" within the meaning of Section 9-102(a)(29) of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York (the "NY UCC").

(e) This Agreement is the valid and legally binding obligation of the Depository, enforceable against it in accordance with its terms.

(f) On the date of this Agreement and, except as provided in Section 6 hereof, the Depository does not know of any claim to or interest in the Collateral or the Deposit Account, other than the interests of the Debtor and the Secured Party, and has not identified in its records any other person as a customer, secured party or similar designation with respect to the Collateral or the Deposit Account.

Section 3. Control of Deposit Account.

(a) Subject to the provisions of this Agreement, the Deposit Account shall be under the "control" (within the meaning of Article 9 of the NY UCC) of the Secured Party and the Secured Party shall have the sole right to make or permit withdrawals from the Deposit Account and to exercise all rights with respect thereto from time to time as set forth in this Agreement.

(b) The Debtor irrevocably authorizes and directs the Depository, and the Depository agrees, to comply with any instructions given by the Secured Party and received by the Depository in writing from the Secured Party, without further notice to, or consent from, the Debtor, at any time, by delivering a notice to the Depository substantially in the form set forth in Exhibit A hereto (a "Notice of Exclusive Control").

(c) Prior to the date on which a Notice of Exclusive Control is received by the Depository from the Secured Party, the Secured Party agrees that the Depository may accept instructions with respect to the Collateral from the Debtor.

(d) Upon receipt by the Depository of a Notice of Exclusive Control from the Secured Party: (i) the Debtor shall direct the Depository, and the Depository agrees, to take all instructions with respect to the Collateral solely from or originated by the Secured Party; and (ii) the Depository shall cease to accept any and all instructions with respect to the Collateral from the Debtor or any other person (other than the Secured Party) and shall accept all such instructions only from the Secured Party.

Section 4. Maintenance of Deposit Account. In addition to the other obligations of the Depository contained herein, the Depository agrees to maintain the Deposit Account as follows:

(a) Permitted Investments. Until such time as the Depository receives a Notice of Exclusive Control signed by the Secured Party, the Debtor shall direct the Depository with respect to the selection of investments, if any, to be made for the Deposit Account.

(b) Statements and Confirmations. The Depository will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account and/or any funds credited thereto simultaneously to the Debtor and the Secured Party at the address for each set forth in Section 9(a) hereof.

(c) Tax Reporting. All items of interest, if any, recognized in the Deposit Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 5. Other Agreements; Depository's Fees.

(a) Except as otherwise provided in Section 6 hereof, the Debtor and the Depository agree not to enter into any agreement with any other person (except for the Secured Party) relating to any of the Collateral pursuant to which such person would be identified in the records of the Depository as a person having an interest or claim against or with respect to any of the Collateral.

(b) Except as otherwise provided in Section 6 hereof, the Depository will not advance any credit secured by any of the Collateral, directly or indirectly, to the Debtor.

(c) All charges, fees and expenses of the Depository incurred in connection with the performance of its duties hereunder and the maintenance and operation of the Deposit Account shall be for the account of the Debtor, and the Secured Party shall not be responsible or liable therefor.

Section 6. Subordination of Lien; Waiver of Set-Off. To the extent that the Depository has or may have in the future any security interest in or lien on any of the Collateral, the Depository subordinates such security interest and lien to the security interest of the Secured Party, except that the Depository may retain its lien on the Collateral to secure (a) advances made by the Depository in connection with the advance posting of any dividends, interest and other distributions, the crediting of any checks that are subsequently returned unpaid because of uncollected or insufficient funds and other advances made by the Debtor as part of its cash management services, all in the ordinary course of business, and (b) normal fees for the Deposit Account. Except as provided in the preceding sentence, the Depository waives any lien, security interest, right of set-off or deduction or banker's lien which it may have in or on the Collateral.

Section 7. Limitation of Liability; Indemnification.

(a) The Depository shall not be liable for any loss or injury resulting from any action or inaction or the performance or lack of performance of its duties hereunder in the absence of negligence or willful misconduct on its part. In no event shall the Depository be liable for (i) acting in accordance with instructions that it reasonably believes to be from the Debtor or, upon delivery of a Notice of Exclusive Control, the Secured Party, (ii) special, consequential or punitive damages, (iii) losses due to forces beyond the control of the Depository, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, or (iv) the acts of omissions of its agents so long as the selection of such agents was not negligent or an act of willful misconduct.

(b) The Debtor hereby agrees to indemnify and hold harmless the Depository against any claims, liabilities, expenses or losses in any way arising out of or related to this Agreement (including reasonable attorneys' fees and disbursements), except to the extent that the claims, liabilities, expenses or losses are caused by the negligence or willful misconduct of the Depository. The indemnity provision of this paragraph (b) shall survive the termination of this Agreement.

Section 8. Termination. This Agreement shall remain in effect until the earlier of (a) receipt by the Depository of written notice from the Secured Party in substantially the form of the Exhibit B hereto (a "Notice Of Termination") or (b) delivery by the Depository of all of the Collateral to the Secured Party by crediting such Collateral to an account in the name of the Secured Party, or as otherwise agreed to in writing by the Secured Party and the Depository. The rights and powers granted to the Secured Party in this Agreement are powers coupled with an interest and will not be affected by the insolvency or bankruptcy of the Debtor nor by the lapse of time.

Section 9. Miscellaneous.

(a) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Depository: [Name]

[Address]

Fax:

Attn:

If to Secured Party: Palladin Opportunity Fund, LLC
c/o The Palladin Group, L.P.

195 Maplewood Avenue

Maplewood, New Jersey 07040

Fax: 973-313-6491

Attn: Maurice Hryshko

with a copy to:

Duval & Stachenfeld LLP

300 East 42nd Street

New York, NY 10017

Fax: 212-883-8883

Attn: Robert Mazzeo

David Song

If to Debtor: Datatec Systems, Inc.
23 Madison Road
Fairfield, New Jersey 07004
Attention: Isaac J. Gaon
Fax: (973) 890-2888

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP
505 Park Avenue
New York, New York 10022
Attention: Robert H. Friedman
Fax: (212) 755-1467

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication; (B) mechanically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of such transmission; or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, overnight or courier delivery or transmission by facsimile in accordance with clause (i), (ii) or (iii) above, respectively.

(b) No Waiver. No course of dealing among or between the Debtor, Depository and Secured Party, nor any failure to exercise nor any delay in exercising, on the part of Secured Party, any right, power, or privilege under this Agreement shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Secured Party.

(c) Rights Are Cumulative. All of Secured Party's rights and remedies with respect to the Collateral and the Deposit Account established by this Agreement and/or by law shall be cumulative and may be exercised concurrently or in any order.

(d) Severability. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

(e) Amendments; Entire Agreement. This Agreement is subject to modification only by a writing signed by each party. To the extent that any provision of this Agreement conflicts with any provision of any of the Security Agreement or any of the other loan documents to which the Secured Party and the Debtor are a party, the provision giving Secured Party greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Secured Party under the such other loan documents. This Agreement and the other Loan Documents comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

(f) Successors. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided, however, that Debtor may not transfer any of the Collateral or assign any of its rights or obligations hereunder, without the prior written consent of Secured Party.

(g) No Additional Obligations. This Agreement does not create any obligation or duty of the Depository other than those expressly set forth herein.

(h) GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK. REGARDLESS OF ANY OTHER PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE, THE STATE OF NEW YORK SHALL BE DEEMED TO BE THE DEPOSITORY'S JURISDICTION (WITHIN THE MEANING OF SECTION 9-304 OF THE NY UCC). ALL DISPUTES BETWEEN OR AMONG THE PARTIES HERETO, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN NEW YORK CITY AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN.

(i) WAIVER OF RIGHT TO JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN OR AMONG SUCH PARTY AND THE OTHER PARTIES HERETO; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SUCH PARTY OR BY ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SUCH PARTY; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

(j) Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of this Agreement by facsimile transmission shall constitute effective delivery thereof.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the Depository, Debtor and Secured Party have each duly executed this Agreement as of the day and year first written above.

DEPOSITORY:

[BANK]

By: _________________________

Name:

Title:

SECURED PARTY:

PALLADIN PARTNERS I, L.P.

By: _________________________
Name:
Title:

PALLADIN MULTI-STRATEGY PARTNERS, L.P.

By: _________________________
Name:
Title:

DEAM CONVERTIBLE ARBITRAGE FUND, LTD.

By: _________________________
Name:
Title:

PALLADIN OVERSEAS FUND, LTD.

By: _________________________
Name:
Title:

PALLADIN OPPORTUNITY FUND, LLC

By: _________________________
Name:
Title:

PALLADIN OVERSEAS MULTI-STRATEGY FUND, LTD.

By: _________________________
Name:
Title:

DEBTOR:

DATATEC SYSTEMS, INC.

By:_________________________
Name:
Title:

EXHIBIT A

DATE

NAME AND ADDRESS OF DEPOSITORY

Re: Notice of Exclusive Control

Sirs/Ladies:

Reference is made to the Account Control Agreement ("Agreement" ), dated as of ___, 2002, among Datatec Systems, Inc. (the "Debtor"), Palladin Partners I, L.P., Palladin Multi-Strategy Partners, L.P., DeAM Convertible Arbitrage Fund, Ltd., Palladin Overseas Fund, Ltd., Palladin Opportunity Fund, LLC, and Palladin Overseas Multi-Strategy Fund, Ltd. (together, the "Secured Party"), and [Bank], a ________________ (the "Depository" or "you"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

We hereby give you notice of our exclusive control over the Deposit Account and all financial assets credited thereto. You are hereby instructed not to accept any direction, instruction or entitlement order with respect to the Deposit Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction. You are hereby instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,

PALLADIN PARTNERS I, L.P.

By: _________________________
Name:
Title:

PALLADIN MULTI-STRATEGY PARTNERS, L.P.

By: _________________________
Name:
Title:

DEAM CONVERTIBLE ARBITRAGE FUND, LTD.

By: _________________________
Name:
Title:

PALLADIN OVERSEAS FUND, LTD.

By: _________________________
Name:
Title:

PALLADIN OPPORTUNITY FUND, LLC

By: _________________________
Name:
Title:

PALLADIN OVERSEAS MULTI-STRATEGY FUND, LTD.

By: _________________________
Name:
Title:

EXHIBIT B

DATE

NAME AND ADDRESS OF DEPOSITORY

Re: Termination of Account Control Agreement

Sirs/Ladies:

Reference is made to the Account Control Agreement ("Agreement" ), dated as of ___, 2002, among Datatec Systems, Inc. (the "Debtor"), Palladin Partners I, L.P., Palladin Multi-Strategy Partners, L.P., DeAM Convertible Arbitrage Fund, Ltd., Palladin Overseas Fund, Ltd., Palladin Opportunity Fund, LLC, and Palladin Overseas Multi-Strategy Fund, Ltd. (together, the "Secured Party"), and [Bank], a ________________ (the "Depository" or "you"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

You are hereby notified that the Account Control Agreement is terminated and you have no further obligations to the undersigned thereunder. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Collateral from the Debtor. This notice terminates any obligations you may have to the undersigned with respect to the Collateral; however, nothing contained in this notice shall alter any obligations that you may otherwise owe to the Debtor pursuant to any other agreement. You are hereby instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,

PALLADIN PARTNERS I, L.P.

By: _________________________
Name:
Title:

PALLADIN MULTI-STRATEGY PARTNERS, L.P.

By: _________________________
Name:
Title:

DEAM CONVERTIBLE ARBITRAGE FUND, LTD.

By: _________________________
Name:
Title:

PALLADIN OVERSEAS FUND, LTD.

By: _________________________
Name:
Title:

PALLADIN OPPORTUNITY FUND, LLC

By: _________________________
Name:
Title:

PALLADIN OVERSEAS MULTI-STRATEGY FUND, LTD.

By:_________________________
Name:
Title:

Exhibit C

List of Collateral Locations, Executive Offices and
Jurisdiction of Organization or Incorporation of Debtor
Executive Offices:	Datatec Systems, Inc. 23 Madison Road Fairfield, New Jersey 07004 Attention: Isaac J. Gaon Telephone: (973) 808-4000 Facsimile: (973) 890-2888
Collateral Location(s):	Datatec Systems, Inc. 23 Madison Road Fairfield, New Jersey 07004
Jurisdiction of Incorporation:	Delaware